Leases - Schedule of Maturity Analysis of the Annual Undiscounted Cash Flows for the Operating Lease (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025
Schedule of Maturity Analysis of the Annual Undiscounted Cash Flows for the Operating Lease [Abstract]
Within 1 year	$ 214	$ 395
More than 1 year but less than 2 years		198
Total undiscounted lease payments	214	593
less: imputed interest	(3)	(27)
Total lease liabilities	$ 211	$ 566